UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 15, 2017

ATN INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12593	47-0728886
(State or other	(Commission File Number)	(IRS Employer
jurisdiction of incorporation)		Identification No.)

500 Cummings Center

Beverly, MA 01915
(Address of principal executive offices and zip code)

(978) 619-1300
(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07               Submission of Matters to a Vote of Security Holders.

On June 15, 2017, ATN International, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). A summary of the matters voted upon by the stockholders at the Annual Meeting, each of which are described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 28, 2017 (the “Proxy Statement”), and the final voting results for each matter are set forth below.

Proposal 1. Stockholders elected the nominees identified below as directors of the Company to hold office until the next annual meeting of stockholders and until their respective successors are elected and qualified, subject to their earlier retirement, resignation or removal. The voting results for each nominee were as follows:

	Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstained	Number of Broker Non- Votes
Martin L. Budd	14,696,896	55,701	11,069	950,192
Bernard J. Bulkin	14,709,854	45,469	997	950,192
Michael T. Flynn	14,720,622	42,548	496	950,192
Liane J. Pelletier	13,896,530	866,139	997	950,192
Cornelius B. Prior, Jr.	14,444,725	297,738	21,203	950,192
Michael T. Prior	14,720,869	41,590	1,207	950,192
Charles J. Roesslein	14,596,606	166,064	996	950,192

Proposal 2. Stockholders, by advisory vote, approved the compensation of the Company’s named executive officers as disclosed in the Proxy Statement. The voting results for the proposal were as follows:

Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstained	Number of Broker Non-Votes
14,424,453	336,375	2,838	950,192

Proposal 3. Stockholders, by advisory vote, determined to hold future advisory votes on the compensation of the Company’s named executive officers every three years. The voting results for the proposal were as follows:

1 Year	2 Years	3 Years	Abstain
6,017,500	15,325	8,528,367	202,474

Proposal 4. Stockholders ratified the selection of PricewaterhouseCoopers LLP as the Company’s independent auditor for the fiscal year ending December 31, 2017. The voting results for the proposal were as follows:

Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstained
15,686,605	17,825	9,428

*              *              *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATN INTERNATIONAL, INC.

	By:	/s/ Justin D. Benincasa
Justin D. Benincasa
Chief Financial Officer

Dated: June 15, 2017